UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-07102

The Advisors’ Inner Circle Fund II

(Exact name of registrant as specified in charter)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices) (Zip code)

c/o CT Corporation

101 Federal Street

Boston, MA 02110

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-446-3863

Date of fiscal year end: July 31, 2014

Date of reporting period: January 31, 2014

Item 1.	Reports to Stockholders.

The Advisors’ Inner Circle Fund II

Reaves Utilities and Energy Infrastructure Fund

(formerly, Reaves Select Research Fund)

Semi-Annual Report	January 31, 2014

THE ADVISORS’ INNER CIRCLE FUND II	REAVES UTILITIES AND ENERGY
INFRASTRUCTURE FUND
JANUARY 31, 2014 (Unaudited)

The Fund files its complete schedule of fund holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-866-342-7058; and (ii) on the Commission’s website at http://www.sec.gov.

THE ADVISORS’ INNER CIRCLE FUND II	REAVES UTILITIES AND ENERGY
INFRASTRUCTURE FUND
JANUARY 31, 2014 (Unaudited)

SHAREHOLDERS’ LETTER

January 31, 2014

To the Shareholders of the Reaves Utilities and Energy Infrastructure Fund:

In the six months ended January 31, 2014, the Reaves Utilities and Energy Infrastructure Fund generated a net-of-fees return of 4.94% for the Institutional shares and of 4.89% for the Class A shares. This compares to a 1.63% return for the Standard and Poor’s Utilities Sector Index and a 6.85% return for the Standard and Poor’s 500 Index.

We invest primarily in three economic sectors: utilities, energy and telecom. While the discussion below tends to focus on higher-level industry trends, we select investments on a bottom-up basis via a rigorous and independent research process. Our biggest investments tend to be in companies that have stable and growing cash flows and the prospect for dividend growth. The following discussion includes sector performance estimates on a consolidated basis, gross of fees.

Portfolio Review

Electric, Gas and Water Utilities

The underlying utilities portfolio contributed about 1.05% to the total return for the last 6 months. The utilities’ portfolio’s IRR of about 1.88% outperformed the S&P Utilities Sector Index Fund (XLU). However, utilities underperformed the broader market, essentially failing to participate in a very strong year-end rally. This was due to ongoing concern over rising interest rates following the Federal Reserve’s plan to reduce the pace of asset purchases. As such, buyers for income-oriented sectors like utilities tended to be scarce and the group lagged. After an initial peak in September, and subsequent decline, interest rates steadily climbed throughout the period and tested the September highs in December. Some of this trend was reversed in January as Janet Yellen, historically more dovish than many of her peers, took over chairmanship of the Federal Reserve and outlined in greater detail the slow pace at which stimulus would be curtailed.

The period’s volatility provided some good opportunities to add to high-quality investments. Our research shows that while interest rates are often a short-term driver of utility sector share prices, company specific fundamental factors are far more important over the longer term. In fact some of the best utility sector returns have happened during periods of rising interest rates and vice-versa.

THE ADVISORS’ INNER CIRCLE FUND II	REAVES UTILITIES AND ENERGY
INFRASTRUCTURE FUND
JANUARY 31, 2014 (Unaudited)

Also these businesses stand to prosper in the conditions of growth and stability that would underpin any Fed asset purchase reduction. As such, notable contribution came from companies with organic growth projects such as pipeline and gathering infrastructure development around the Marcellus and Utica shale plays and LNG export facility development. In addition, companies involved in interstate power transmission provided strong returns in the quarter.

The positive return for power transmission companies was driven by greater market confidence in the sustainability of regulated returns on equity (ROE) allowed by the Federal Energy Regulatory Commission (FERC). This is a topic we have watched closely. There are currently thirteen cases at the FERC regarding reviews of transmission ROEs. So far the FERC has only agreed to consider one complaint, in the New England region. We expect the outcome of this complaint will set the framework by which the others are resolved. The FERC should issue a constructive final order on this case in 2014. The current base rate ROE of 11.1% may be subject to a small reduction. However, we believe that the FERC wants to maintain attractive incentives for transmission investment, something that remains much needed in the U.S. Resolution of the uncertainty surrounding the allowed ROE for transmission investment should further improve investor sentiment.

During the period the total cost of residential rooftop solar panels declined to grid-parity in some parts of the U.S. Many homeowners are adding solar panels, especially in sunny states, as a way to reduce their electric bills. This presents an issue for utilities in these areas. Homes with installed solar capacity have a lower demand for energy from the grid, but the same demand for capacity (standby power). Since power bills are generally a function of volumetric consumption of energy, a subsidy can begin to emerge. This situation is most acute in places with high deployment such as Arizona as well as California, where it is exacerbated by its highly-tiered rate structure. A number of states are starting to make modest adjustments, such as implementation of fixed charges, to address the problem constructively. However, it remains to be seen what the long-term impact of rooftop solar will be on the traditional electric generation market. It is an issue we will be watching closely.

Energy, Energy Infrastructure, Materials

In the period our energy holdings outperformed energy indices like the S&P 500 Select Energy Index Fund (XLE). Fund holdings generated a contribution of about 1.85% and an IRR of approximately 8.00% versus a 2.11% total return

THE ADVISORS’ INNER CIRCLE FUND II	REAVES UTILITIES AND ENERGY
INFRASTRUCTURE FUND
JANUARY 31, 2014 (Unaudited)

for the XLE. The difference was mostly due to our investments in consumer oriented sectors such as refining and chemicals.

During the period, U.S. oil price benchmarks like West Texas Intermediate fell while global benchmarks like UK Brent remained stable. Increased production from Texas and North Dakota, and commensurate increases in pipeline and rail availability, pressured domestic prices. Crude oil imports fell to a multi-decade low as refiners were able to source crude oil feedstock locally at advantaged prices. Global prices remained relatively stable as ongoing Libyan production shut-ins limited supply while emerging market and BRIC (“Brazil, Russia, Indian and China”) demand showed signs of recovery. U.S. Natural gas prices rose as a result of very cold winter temperatures in the northeast.

As mentioned, refining and chemicals markedly helped period performance. Refiners remain well positioned to benefit from the difference in U.S. oil versus global prices. The U.S. does not allow exports of crude oil, but does allow exports of refined products like gasoline and distillates. Thus, as domestic production has risen due to shale development, refiners have been able to purchase cheap U.S. feedstock and sell refined products into a market the price of which is set by global prices. The same dynamics have driven earnings growth at companies with large U.S. chemical operations. Due to oversupply of ethane, a key chemical feedstock and a byproduct of natural gas development, domestic chemical producers have been able to augment their margins by buying locally priced cheap feedstock and turning them into chemicals sold into a global market. While these periods of outsized returns are unlikely to last for more than a couple of years, companies in these industries have done a good job of capitalizing on the environment, limiting capacity growth, and returning cash to shareholders in the form of dividends and share repurchases.

Looking forward, our investments remain concentrated in subsectors we believe will benefit from investment required to develop new shale resources. While we do not see material upside for energy commodity prices, especially in the U.S., we do believe that companies with the ability to grow volumes, and those investing in volume related infrastructure, will do well. The Department of Energy’s Energy Information Agency calculates that domestic oil production reached 7.86 million barrels per day in December 2013, an increase of just under 800 thousand barrels per day, or 11%, versus December of 2012, and the most the country has produced since the mid 1980’s. The U.S. now produces more than it imports. This increase has profound ramifications for energy investment and for domestic consuming industries.

THE ADVISORS’ INNER CIRCLE FUND II	REAVES UTILITIES AND ENERGY
INFRASTRUCTURE FUND
JANUARY 31, 2014 (Unaudited)

Another potentially important change for the energy industry is the recent amendment to Mexico’s constitution that will allow foreign companies to own and develop oil and gas resources. While legislation has yet to be finalized, greater competition and increased development activity could generate substantial opportunities for the oil service and drilling sector over the next few years.

Telecom, Cable, Telecom Equipment

Our telecom and telecom-related investments, which include cable and tower companies, generated a contribution of about 2.18% in the period and an IRR of approximately 13.25%.

Much of the positive contribution came from our investments in the domestic cable industry, which is undergoing consolidation. There was much speculation that Charter Communications would make a bid for Time Warner Cable, which it finally did in January. However, the offer was low in the eyes of Time Warner management. In February, Time Warner struck a deal with Comcast to be purchased for a higher price, with a greater cash component, than what was offered by Charter. While cable companies tend to run networks in different geographic areas and don’t compete head to head, consolidation can allow these companies to reduce overhead and increase unit margins. In addition, it should allow the better management teams to run more of the network, which can have some potential impact on keeping content costs in check.

Also helping results was a recovery in the shares of tower companies from oversold levels in the third quarter. The group had come under pressure because of questions regarding the quality of international growth opportunities in the context of slower domestic growth. However the domestic market actually appears to be getting better, not worse, for tower companies. Sprint and T-Mobile have started to compete aggressively for domestic wireless consumers and as such have invested more into their networks to improve service quality. This increased competition should benefit the tower companies.

Outlook

Our utility sector investments are increasingly focused in subsectors that have above-average organic growth characteristics. In particular, the outlook for natural gas utilities and companies involved in interstate power transmission remains very healthy. Many of these companies have robust growth potential driven by gas related investment such as LNG or by the impact of renewables as a source of power generation. Also, many utilities have assets that can be dropped into or sold

THE ADVISORS’ INNER CIRCLE FUND II	REAVES UTILITIES AND ENERGY
INFRASTRUCTURE FUND
JANUARY 31, 2014 (Unaudited)

to more richly valued MLP (Master Limited Partnerships) structures. These companies should be able to raise their dividends to shareholders at a measured pace and continue to provide a stable ballast to the portfolio in the event of unforeseen volatility.

Within the energy sector, our investments remain concentrated in subsectors we believe will benefit from investment required to develop new shale resources. While we do not see material upside for energy commodity prices, especially in the U.S., we do believe that companies with the ability to grow volumes and those investing in volume related infrastructure will do well.

In telecommunications, we will continue investing in companies where we see value and potential for dividend growth. In the U.S., we continue to look at opportunities in cable, as broadband market-share gains should continue. Additionally, towers/chip/equipment companies are poised to benefit from increasing data usage and the race to develop next-generation networks. We will also look for opportunities abroad, as wireless and wireline data growth is a global phenomenon, and some attractively valued and good yielding investments can be found.

We remain committed to providing you with a portfolio of well-researched, high-quality companies in vital industries that have the ability to grow earnings and dividends while providing substantial defensive characteristics.

We appreciate the opportunity to serve you and look forward to your continued support.

Sincerely,

Ronald J. Sorenson	Tim Porter
CEO & Chief Investment Officer	Portfolio Manager

Performance data represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For performance current to the most recent month-end and after tax returns, please call 1.866.342.7058.

THE ADVISORS’ INNER CIRCLE FUND II	REAVES UTILITIES AND ENERGY
INFRASTRUCTURE FUND
JANUARY 31, 2014 (Unaudited)

The above commentary represents management’s assessment of the Fund and the market environment at a specific point in time and should not be relied upon by the reader as research or investment advice. This information should not be relied upon by the reader as research or investment advice regarding the Fund or any stock in particular, nor should it be construed as a recommendation to purchase or sell a security.

Mutual fund investing involves risk, including possible loss of principal. In addition to the normal risks associated with investing, narrowly focused investments typically exhibit higher volatility. There can be no assurance that the Fund will achieve its stated objective. Investments in securities of MLP’s involve risk that differ from investments in common stock including risks related to limited control and limited rights to vote on matters affecting the MLP. MLP common units and other equity securities can be affected by economic and other factors affecting the stock market in general, expectations of interest rates, investor sentiment towards MLP’s or the energy sector, changes in a particular issuer’s financial condition or unfavorable or unanticipated poor performance of a particular issuer. A company may reduce or eliminate its dividend, causing losses to the Fund.

Definition of the Comparative Indices

S&P 500 Index is an unmanaged index containing common stocks of 500 industrial, transportation, utility and financial companies, regarded as generally representative of the U.S. stock market. The return per the total return index reflects the reinvestment of income dividends and capital gain distributions, if any, but does not reflect fees, brokerage commissions or other expenses of investing.

S&P 500 Utilities Sector Index is a subset of the S&P 500 Index that contains those securities that fall under the utilities sector. This equity index does not have the telecommunications or energy equities that are contained in the Fund.

THE ADVISORS’ INNER CIRCLE FUND II	REAVES UTILITIES AND ENERGY
INFRASTRUCTURE FUND
JANUARY 31, 2014
(Unaudited)

SECTOR WEIGHTINGS†

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCK — 99.5% †
	Shares	Value

CONSUMER DISCRETIONARY — 9.7%
Comcast, Cl A	47,900	$2,608,155
Liberty Global, Cl A *	22,000	1,758,460
Time Warner Cable	14,000	1,865,780

		6,232,395

ELECTRIC UTILITIES — 25.4%
Duke Energy	19,000	1,341,780
IDACORP	26,000	1,370,980
ITC Holdings	28,000	2,898,000
NextEra Energy	33,000	3,033,690
Northeast Utilities	62,840	2,752,392
Pinnacle West Capital	41,500	2,184,145
Westar Energy, Cl A	82,000	2,719,940

		16,300,927

ENERGY — 21.0%
Enbridge	46,400	1,948,336
EQT	15,000	1,392,150
FMC Technologies *	25,000	1,236,000
Goodrich Petroleum *	15,000	258,300
MarkWest Energy Partners LP (A)	19,600	1,375,724
Occidental Petroleum	22,000	1,926,540
Pioneer Natural Resources	10,000	1,693,200
Schlumberger	17,300	1,514,961

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	REAVES UTILITIES AND ENERGY
INFRASTRUCTURE FUND
JANUARY 31, 2014
(Unaudited)

COMMON STOCK — continued
	Shares	Value

ENERGY — continued
Williams	53,400	$2,162,166

		13,507,377

FINANCIALS — 4.3%
American Tower, Cl A REIT	34,200	2,766,096

GAS — 3.1%
South Jersey Industries	37,100	1,978,914

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS — 1.0%
Calpine *	32,500	616,850

INDUSTRIALS — 2.5%
Union Pacific	9,100	1,585,584

INFORMATION TECHNOLOGY — 0.9%
First Solar *	7,000	354,060
SunPower, Cl A *	8,000	258,880

		612,940

MATERIALS — 2.8%
LyondellBasell Industries, Cl A	23,000	1,811,480

MULTI-UTILITIES — 17.5%
DTE Energy	37,650	2,568,483
National Grid PLC ADR	33,000	2,137,740
NiSource	96,200	3,306,394
Sempra Energy	21,000	1,946,910
Wisconsin Energy	31,000	1,322,770

		11,282,297

TELECOMMUNICATION SERVICES — 5.3%
BCE	30,700	1,288,479
Verizon Communications	44,000	2,112,880

		3,401,359

WATER UTILITIES — 6.0%
American Water Works	60,300	2,566,971
Aqua America	53,000	1,269,350

		3,836,321

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	REAVES UTILITIES AND ENERGY
INFRASTRUCTURE FUND
JANUARY 31, 2014
(Unaudited)

COMMON STOCK — concluded
	Shares	Value

TOTAL COMMON STOCK (Cost $54,074,106)		$63,932,540

SHORT-TERM INVESTMENT(B) — 2.3%
SEI Daily Income Trust Treasury II Fund, Cl B, 0.010% (Cost $1,465,406)	1,465,406	1,465,406

TOTAL INVESTME NTS — 101.8% (Cost $55,539,512)		$65,397,946

Percentages are based on Net Assets of $64,256,794.
*	Non-income producing security.
†	More narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting purposes.
(A)	Security considered Master Limited Partnership. At January 31, 2014, this security amounted to $1,375,724 or 2.1% of Net Assets.
(B)	The rate reported is the 7-day effective yield as of January 31, 2014.

ADR — American Depositary Receipt

Cl — Class

LP — Limited Partnership

PLC — Public Limited Company

REIT — Real Estate Investment Trust

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	REAVES UTILITIES AND ENERGY
INFRASTRUCTURE FUND
JANUARY 31, 2014
(Unaudited)

STATEMENT OF ASSETS AND LIABILITIES

Assets:
Investments at Value (Cost $55,539,512)	$65,397,946
Receivable for Investment Securities Sold	1,201,693
Dividends Receivable	63,763
Prepaid Expenses	24,583
Receivable for Capital Shares Sold	13,300

Total Assets	66,701,285

Liabilities:
Payable for Investment Securities Purchased	2,324,755
Payable due to Adviser	38,281
Payable due to Administrator	11,635
Payable for Capital Shares Redeemed	6,080
Payable due to Trustees	2,642
Chief Compliance Officer Fees Payable	2,417
Payable due to Distributor	851
Other Accrued Expenses	57,830

Total Liabil ities	2,444,491

Net Assets	$64,256,794

Net Assets Consist of:
Paid-in-Capital	$52,904,731
Distributions in Excess of Net Investment Income	(8,730)
Accumulated Net Realized Gain on Investments	1,502,359
Net Unrealized Appreciation on Investments	9,858,434

Net Assets	$64,256,794

Net Asset Value, Offering and Redemption Price Per Share (unlimited authorization — no par value) Institutional Class Shares($59,933,609 ÷ 5,760,616)	$10.40

Net Asset Value and Redemption Price Per Share (unlimited authorization — no par value) Class A Shares ($4,323,185 ÷ 415,084)	$10.42

Maximum Offering Price Per Share — Class A Shares ($10.42 ÷ 95.25%)	$10.94

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	REAVES UTILITIES AND ENERGY
INFRASTRUCTURE FUND
FOR THE SIX MONTHS
ENDED JANUARY 31, 2014
(Unaudited)

STATEMENT OF OPERATIONS

Investment Income
Dividend Income	$909,355
Less: Foreign Taxes Withheld	(6,779)

Total Investment Income	902,576

Expenses:
Investment Advisory Fees	240,140
Administration Fees	69,063
Trustees’ Fees	6,679
Distribution Fees(1)	6,313
Chief Compliance Officer Fees	4,838
Transfer Agent Fees	42,219
Legal Fees	16,635
Registration Fees	15,957
Printing Fees	13,614
Audit Fees	10,874
Custodian Fees	3,839
Insurance and Other Expenses	4,670

Total Expenses	434,841

Less: Investment Advisory Fees Waived	(12,354)
Less: Fees Paid Indirectly(2)	(17)

Net Expenses	422,470

Net Investment Income	480,106

Net Realized Gain on Investments	3,105,636
Net Change in Unrealized Appreciation (Depreciation) on Investments	(523,710)

Net Realized and Unrealized Gain on Investments	2,581,926

Net Increase in Net Assets Resulting from Operations	$3,062,032

(1)	Attributable to Class A Shares.
(2)	See Note 4 in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	REAVES UTILITIES AND ENERGY
INFRASTRUCTURE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended January 31, 2014 (Unaudited)	Year Ended July 31, 2013
Operations:
Net Investment Income	$480,106	$988,939
Net Realized Gain on Investments	3,105,636	5,448,380
Net Change in Unrealized Appreciation (Depreciation) on Investments	(523,710)	2,218,903

Net Increase in Net Assets Resulting from Operations	3,062,032	8,656,222

Dividends and Distributions from:
Net Investment Income
Institutional Class Shares	(829,699)	(1,039,999)
Class A Shares	(56,499)	(83,244)

Total Net Investment Income	(886,198)	(1,123,243)

Net Realized Gains
Institutional Class Shares	(1,290,887)	—
Class A Shares	(114,384)	—

Total Net Realized Gains	(1,405,271)	—

Total Dividends and Distributions	(2,291,469)	(1,123,243)

Capital Share Transactions(1)
Institutional Class Shares
Issued	874,548	2,688,608
Reinvestment of Distributions	1,595,323	646,781
Redeemed	(1,873,716)	(5,847,302)

Net Institutional Class Capital Share Transactions	596,155	(2,511,913)

Class A Shares
Issued	111,822	138,117
Reinvestment of Distributions	160,368	76,305
Redeemed	(1,396,284)	(447,036)

Net Class A Capital Share Transactions	(1,124,094)	(232,614)

Net Decrease From Capital Share Transactions	(527,939)	(2,744,527)

Total Increase in Net Assets	242,624	4,788,452

Net Assets:
Beginning of Period	64,014,170	59,225,718

End of Period (including undistributed (distributions in excess of) net investment income of $(8,730) and $397,362, respectively)	$64,256,794	$64,014,170

(1)	For share transactions, see Note 6 in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	REAVES UTILITIES AND ENERGY
INFRASTRUCTURE FUND

FINANCIAL HIGHLIGHTS

	Selected Per Share Data & Ratios For a Share Outstanding Throughout the Period
	Institutional Class Shares
	Six Months Ended January 31, 2014 (Unaudited)		Year Ended July 31, 2013	Year Ended July 31, 2012	Year Ended July 31, 2011	Year Ended July 31, 2010	Year Ended July 31, 2009
Net Asset Value, Beginning of Period	$10.28		$9.09	$8.52	$6.83	$6.52	$10.96

Income from Operations:
Net Investment Income(1)	0.08		0.16	0.17	0.17	0.16	0.19
Net Realized and Unrealized Gain/(Loss) on Investments	0.42		1.21	0.57	1.64	0.27	(3.45)

Total from Operations	0.50		1.37	0.74	1.81	0.43	(3.26)

Dividends and Distributions from:
Net Investment Income	(0.15)		(0.18)	(0.17)	(0.12)	(0.12)	(0.19)
Net Realized Gains	(0.23)		—	—	—	—	(0.99)

Total Dividends and Distributions	(0.38)		(0.18)	(0.17)	(0.12)	(0.12)	(1.18)

Net Asset Value, End of Period	$10.40		$10.28	$9.09	$8.52	$6.83	$6.52

Total Return†	4.94%		15.29%	8.90%	26.62%	6.58%	(28.51)%

Ratios and Supplemental Data
Net Assets, End of Period (Thousands)	$59,934		$58,605	$54,222	$52,123	$48,929	$50,394
Ratio of Expenses to Average Net Assets (including waivers, reimbursements, excluding fees paid in directly)	1.30	%*	1.30%	1.30%	1.30%	1.30%	1.30%
Ratio of Expenses to Average Net Assets (excluding waivers, reimbursements and fees paid indirectly)	1.34	%*	1.37%	1.44%	1.44%	1.42%	1.44%
Ratio of Net Investment Income to Average Net Assets	1.51	%*	1.67%	2.07%	2.13%	2.27%	2.87%
Portfolio Turnover Rate	48	%**	103%	95%	84%	89%	72%

†	Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return would have been lower had certain fees not been waived and expenses assumed by the Adviser during the period.
(1)	Per share data calculated using average shares method.
*	Annualized
**	Not Annualized

Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	REAVES UTILITIES AND ENERGY
INFRASTRUCTURE FUND

FINANCIAL HIGHLIGHTS

	Selected Per Share Data & Ratios For a Share Outstanding Throughout the Period
	Class A Shares
	Six Months Ended January 31, 2014 (Unaudited)		Year Ended July 31, 2013	Year Ended July 31, 2012^	Year Ended July 31, 2011	Year Ended July 31, 2010	Year Ended July 31, 2009
Net Asset Value, Beginning of Period	$10.29		$9.09	$8.52	$6.83	$6.53	$10.96

Income from Operations:
Net Investment Income(1)	0.07		0.13	0.16	0.15	0.14	0.17
Net Realized and Unrealized Gain/(Loss) on Investments	0.42		1.23	0.56	1.64	0.26	(3.44)

Total from Operations	0.49		1.36	0.72	1.79	0.40	(3.27)

Dividends and Distributions from:
Net Investment Income	(0.13)		(0.16)	(0.15)	(0.10)	(0.10)	(0.17)
Net Realized Gains	(0.23)		—	—	—	—	(0.99)

Total Dividends and Distributions.	(0.36)		(0.16)	(0.15)	(0.10)	(0.10)	(1.16)

Net Asset Value, End of Period	$10.42		$10.29	$9.09	$8.52	$6.83	$6.53

Total Return†	4.89%		15.11%	8.64%	26.31%	6.14%	(28.60)%

Ratios and Supplemental Data
Net Assets, End of Period (Thousands)	$4,323		$5,409	$5,003	$2,626	$2,527	$2,699
Ratio of Expenses to Average Net Assets (including waivers, reimbursements, excluding fees paid indirectly)	1.55	%*	1.55%	1.55%	1.55%	1.55%	1 .55%
Ratio of Expenses to Average Net Assets (excluding waivers, reimbursements and fees paid indirectly)	1.59	%*	1.62%	1.69%	1.69%	1.67%	1.68%
Ratio of Net Investment Income to Average Net Assets	1.36	%*	1.42%	1.84%	1.87%	2.03%	2.53%
Portfolio Turnover Rate	48	%**	103%	95%	84%	89%	72%

†	Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return would have been lower had certain fees not been waived and expenses assumed by the Adviser during the period.
^	Effective September 12, 2011, all existing Investor Class Shares of the Fund were reclassified as Class A Shares.
(1)	Per share data calculated using average shares method.
*	Annualized
**	Not Annualized

Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	REAVES UTILITIES AND ENERGY
INFRASTRUCTURE FUND

NOTES TO FINANCIAL STATEMENTS (Unaudited)

1.	Organization:

The Advisors’ Inner Circle Fund II (the “Trust”) is organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated July 24, 1992. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with thirty-eight funds. The financial statements herein are those of the Reaves Utilities and Energy Infrastructure Fund (the “Fund”), formerly the Reaves Select Research Fund. The financial statements of the remaining funds of the Trust are presented separately. The investment objective of the Fund is total return from income and capital growth. The Fund is a diversified fund, and invests primarily in securities of domestic and foreign public utility and energy companies, with a concentration (at least 80% of its assets) in companies involved to a significant extent in the Utilities and Energy Industries. The assets of each fund of the Trust are segregated, and a shareholder’s interest is limited to the fund of the Trust in which shares are held.

2.	Significant Accounting Policies:

The following is a summary of the significant accounting policies followed by the Fund:

Use of Estimates — The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation— Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used.

Securities for which market prices are not “readily available” are valued in accordance with Fair Value Procedures established by the Trust’s Board of Trustees (the “Board”). The Trust’s Fair Value Procedures are implemented

THE ADVISORS’ INNER CIRCLE FUND II	REAVES UTILITIES AND ENERGY
INFRASTRUCTURE FUND

through a Fair Value Committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government-imposed restrictions. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. As of January 31, 2014, there were no fair valued securities.

In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Fund discloses the fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The guidance establishes three levels of the fair value hierarchy as follows:

•	Level 1 — quoted prices in active markets for identical securities.
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

During the six months ended January 31, 2014, there have been no changes to the Fund’s fair value methodologies, no Level 3 assets and liabilities, and there have been no transfers between Level 1 and Level 2 assets and liabilities. As of January 31, 2014, all the investments for the Fund were classified as Level 1. For details of investment classifications, reference the Schedule of Investments.

Federal Income Taxes — It is the Fund’s intention to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue

THE ADVISORS’ INNER CIRCLE FUND II	REAVES UTILITIES AND ENERGY
INFRASTRUCTURE FUND

Code and to distribute all of its taxable income. Accordingly, no provision for Federal income taxes has been made in the financial statements.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more-likely- than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Fund did not record any tax provision in the current year. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 3 tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the six months ended January 31, 2014, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the six months ended January 31, 2014, the Fund did not incur any interest or penalties relating to unrecognized tax benefits.

Security Transactions and Investment Income — Security transactions are accounted for on trade date for financial reporting purposes. Costs used in determining realized gains and losses on the sales of investment securities are based on specific identification. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

Master Limited Partnerships — Entities commonly referred to as “MLPs” are generally organized under state law as limited partnerships or limited liability companies. The Fund intends to primarily invest in MLPs receiving partnership taxation treatment under the Internal Revenue Code of 1986 (the “Code”), and whose interests or “units” are traded on securities exchanges like shares of corporate stock. To be treated as a partnership for U.S. federal income tax purposes, an MLP whose units are traded on a securities exchange must receive at least 90% of its income from qualifying sources such as interest, dividends, real estate rents, gain from the sale or disposition of real property, income and gain from mineral or natural resources activities, income and gain from the transportation or storage of certain fuels, and, in certain circumstances, income and gain from

THE ADVISORS’ INNER CIRCLE FUND II	REAVES UTILITIES AND ENERGY
INFRASTRUCTURE FUND

commodities or futures, forwards and options with respect to commodities. Mineral or natural resources activities include exploration, development, production, processing, mining, refining, marketing and transportation (including pipelines) of oil and gas, minerals, geothermal energy, fertilizer, timber or industrial source carbon dioxide. An MLP consists of a general partner and limited partners (or in the case of MLPs organized as limited liability companies, a managing member and members). The general partner or managing member typically controls the operations and management of the MLP and has an ownership stake in the partnership. The limited partners or members, through their ownership of limited partner or member interests, provide capital to the entity, are intended to have no role in the operation and management of the entity and receive cash distributions. The MLPs themselves generally do not pay U.S. federal income taxes. Thus, unlike investors in corporate securities, direct MLP investors are generally not subject to double taxation (i.e., corporate level tax and tax on corporate dividends). Currently, most MLPs operate in the energy and/or natural resources sector.

Expenses — Most expenses of the Trust can be directly attributed to a particular fund. Expenses that cannot be directly attributed to a fund are apportioned among the funds of the Trust based on the number of funds and/or relative net assets.

Classes — Class specific expenses are borne by that class of shares. Income, realized and unrealized gain (loss), and non-class specific expenses are allocated to the respective class on the basis of relative daily net assets.

Dividends and Distributions to Shareholders — Dividends from net investment income, if any, are declared and paid quarterly by the Fund. The Fund’s Institutional Class has established a policy of a $0.04 minimum quarterly distribution. To the extent such distributions are in excess of net investment income, they are deemed to be paid from short-term or long-term gains to the extent such gains are available. To the extent these amounts are not available; distributions are deemed to be paid from capital. Any net realized capital gains are distributed to shareholders at least annually.

3.	Transactions with Affiliates:

Certain officers and a trustee of the Trust are also officers of SEI Investments Global Funds Services (the “Administrator”), a wholly owned subsidiary of SEI Investments Company, and/or SEI Investments Distribution Co. (the “Distributor”). Such officers and the trustee are paid no fees by the Trust for serving as officers of the Trust.

THE ADVISORS’ INNER CIRCLE FUND II	REAVES UTILITIES AND ENERGY
INFRASTRUCTURE FUND

The services provided by the Chief Compliance Officer (“CCO”) and his staff, whom are employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s advisers and service providers as required by SEC regulations. The CCO’s services have been approved by and are reviewed by the Board.

4.	Administration, Distribution, Transfer Agent and Custodian Agreements:

The Fund and the Administrator are parties to an amended Administration Agreement under which the Administrator provides management and administrative services to the Fund at an annual rate of:

0.12% on the first $300 million of the Fund’s average daily net assets; 0.08% on the next $200 million of the Fund’s average daily net assets; and 0.06% on the Fund’s average daily net assets over $500 million.

The Fund is subject to a minimum annual fee of $125,000. Additionally, the minimum annual fee for the Fund will be increased by $12,000 for each additional class of shares established after the initial class of shares.

The Fund has adopted a Distribution Plan (the “Plan”) for Class A Shares. The Distributor will not receive any compensation for the distribution of Institutional Class Shares of the Fund. Under the Plan, the Distributor, or third parties that enter into agreements with the Distributor, may receive up to 0.25% of the Fund’s average net assets attributable to Class A Shares as compensation for distribution services.

DST Systems, Inc. serves as the transfer agent and dividend disbursing agent for the Fund under a transfer agency agreement with the Trust. The Fund may earn cash management credits which can be used to offset transfer agent expenses. During the six months ended January 31, 2014, the Fund earned credits of $17, which were used to offset transfer agent expenses. This amount is listed as “Fees Paid Indirectly” on the Statement of Operations.

U.S. Bank, N.A. acts as custodian (the “Custodian”) for the Fund. The Custodian plays no role in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund.

5.	Investment Advisory Agreement:

Under the terms of an investment advisory agreement, W. H. Reaves & Co., Inc. (the “Adviser”), provides investment advisory services to the Fund at a fee, which is calculated daily and paid monthly at an annual rate of 0.75% of the Fund’s average daily net assets. The Adviser has voluntarily agreed to waive a portion of its advisory fees and to assume expenses, if necessary, in order to keep the Fund’s

THE ADVISORS’ INNER CIRCLE FUND II	REAVES UTILITIES AND ENERGY
INFRASTRUCTURE FUND

total annual operating expenses from exceeding 1.30% and 1.55% of the Institutional and Class A Shares’ average daily net assets, respectively. The Adviser may discontinue the expense limitation at any time. In addition, if at any point it becomes unnecessary for the Adviser to reduce fees or make expense reimbursements, the Adviser may retain the difference between the “Total Annual Fund Operating Expenses” and the aforementioned expense limitations to recapture all or a portion of its prior expense limitation reimbursements made during the preceding three-year period. As of January 31, 2014, fees which were previously waived and reimbursed by the Adviser which may be subject to possible future reimbursement to the Adviser were $79,929, expiring in 2015, $64,020, expiring in 2016, and $29,859, expiring in 2017. During the six months ended January 31, 2014, there has been no recoupment of previously waived and reimbursed fees.

6.	Share Transactions:

	Six Months Ended January 31, 2014 (Unaudited)	Year Ended July 31, 2013
Share Transactions:
Institutional Class Shares
Issued	85,027	294,291
Reinvestment of Distributions	157,856	69,817
Redeemed	(182,458)	(630,207)

Net Institutional Class Capital Share Transactions	60,425	(266,099)

Class A Shares
Issued	10,780	14,549
Reinvestment of Distributions	15,856	8,238
Redeemed	(137,314)	(47,150)

Net Class A Capital Share Transactions	(110,678)	(24,363)

Net Decrease in Shares Outstandingfrom Share Transactions	(50,253)	(290,462)

7.	Investment Transactions:

The cost of security purchases and the proceeds from security sales, other than long-term U.S. Government and short-term investments, for the six months ended January 31, 2014 were $30,367,357 and $30,097,386, respectively. There were no purchases or sales of long-term U.S. Government securities.

8.	Federal Tax Information:

The amount and character of income and capital gain distributions, if any, to be paid are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. As a result, net investment income (loss) and net

THE ADVISORS’ INNER CIRCLE FUND II	REAVES UTILITIES AND ENERGY
INFRASTRUCTURE FUND

realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent. To the extent these differences are permanent in nature, they are charged or credited to undistributed net investment income (loss), accumulated net realized gain (loss) or paid-in capital, as appropriate, in the period that the differences arise.

The tax character of dividends and distributions declared during the fiscal years ended July 31, 2013 and 2012 was as follows:

	Ordinary Income	Long-Term Capital Gain	Total
2013	$1,123,243	$—	$1,123,243
2012	1,117,097	—	1,117,097

As of July 31, 2013, the components of Distributable Earnings on a tax basis were as follows:

Undistributed Ordinary Income	$397,362
Capital Loss Carryforwards, expiring July 2018	(349,366)
Unrealized Appreciation	10,533,504

Total Distributable Earnings	$10,581,500

For Federal income tax purposes, capital loss carryforwards represent realized losses of the Fund that may be carried forward for a maximum period of eight years and applied against future capital gains. During the fiscal year ended July 31, 2013, the Fund utilized $4,107,481 of capital loss carryforwards to offset capital gains.

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years are required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The Federal tax cost and aggregate gross unrealized appreciation and depreciation on investments held by the Fund at January 31, 2014 were as follows:

Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation
$55,539,512	$10,071,435	$(213,001)	$9,858,434

THE ADVISORS’ INNER CIRCLE FUND II	REAVES UTILITIES AND ENERGY
INFRASTRUCTURE FUND

9.	Concentration/Risks:

The Fund has adopted a policy to concentrate its investments (at least 80% of its assets) in companies involved to a significant extent in the Utilities and Energy Industries. To the extent that the Fund’s investments are focused in issuers conducting business in the Utilities Industry and/or Energy Industry, the Fund is subject to the risk that legislative or regulatory changes, adverse market conditions and/or increased competition will negatively affect these industries.

10.	Other:

At January 31, 2014, 13% of total Institutional Class Shares outstanding were held by one record shareholder owning 10% or greater of the aggregate total shares outstanding and 59% of total Class A Shares outstanding were held by two record shareholders owning 10% or greater of the aggregate total shares outstanding. These shareholders were comprised of omnibus accounts that were held on behalf of various individual shareholders.

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be established; however, based on experience, the risk of loss from such claim is considered remote.

11.	Subsequent Events:

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no adjustments were required to the financial statements as of January 31, 2014.

THE ADVISORS’ INNER CIRCLE FUND II	REAVES UTILITIES AND ENERGY
INFRASTRUCTURE FUND

DISCLOSURE OF FUND EXPENSES (Unaudited)

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from a mutual fund’s gross income and directly reduce its final investment return. These expenses are expressed as a percentage of a mutual fund’s average net assets; this percentage is known as a mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table on the following page illustrates your Fund’s costs in two ways.

•

Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

•

Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

THE ADVISORS’ INNER CIRCLE FUND II	REAVES UTILITIES AND ENERGY
INFRASTRUCTURE FUND

DISCLOSURE OF FUND EXPENSES (Unaudited)

Note: Because the hypothetical return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

	Beginning Account Value 8/1/2013	Ending Account Value 1/31/2014	Annualized Expense Ratios	Expenses Paid During Period*
Actual Fund Return
Institutional Class	$1,000.00	$1,049.40	1.30%	$6.72
Class A	1,000.00	1,048.90	1.55	8.00
Hypothetical Fund Return
Institutional Class	$1,000.00	$1,018.65	1.30%	$6.61
Class A	1,000.00	1,017.39	1.55	7.88
*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one half year period).

THE ADVISORS’ INNER CIRCLE FUND II	REAVES UTILITIES AND ENERGY
INFRASTRUCTURE FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

Pursuant to Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Fund’s advisory agreement (the “Agreement”) must be renewed after its initial two-year term: (i) by the vote of the Board of Trustees (the “Board” or the “Trustees”) of The Advisors’ Inner Circle Fund II (the “Trust”) or by a vote of a majority of the shareholders of the Fund; and (ii) by the vote of a majority of the Trustees who are not parties to the Agreement or “interested persons” of any party thereto, as defined in the 1940 Act (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such renewal.

A Board meeting was held on August 13, 2013 to decide whether to renew the Agreement for an additional one-year term. In preparation for the meeting, the Trustees requested that the Adviser furnish information necessary to evaluate the terms of the Agreement. Prior to the meeting, the Independent Trustees of the Fund met to review and discuss the information provided and submitted a request for additional information to the Adviser, and information was provided in response to this request. The Trustees used this information, as well as other information that the Adviser and other service providers of the Fund presented or submitted to the Board at the meeting and other meetings held during the prior year, to help them decide whether to renew the Agreement for an additional year.

Specifically, the Board requested and received written materials from the Adviser and other service providers of the Fund regarding: (i) the nature, extent and quality of the Adviser’s services; (ii) the Adviser’s investment management personnel; (iii) the Adviser’s operations and financial condition; (iv) the Adviser’s brokerage practices (including any soft dollar arrangements) and investment strategies; (v) the Fund’s advisory fee paid to the Adviser and overall fees and operating expenses compared with a peer group of mutual funds; (vi) the level of the Adviser’s profitability from its relationship with the Fund, including both direct and indirect benefits accruing to the Adviser and its affiliates; (vii) the Adviser’s potential economies of scale; (viii) the Adviser’s compliance systems; (ix) the Adviser’s policies on and compliance procedures for personal securities transactions; and (x) the Fund’s performance compared with a peer group of mutual funds and the Fund’s benchmark indices.

Representatives from the Adviser, along with other Fund service providers, presented additional information and participated in question and answer sessions at the Board meeting to help the Trustees evaluate the Adviser’s services, fee and other aspects of the Agreement. The Independent Trustees received advice from independent counsel and met in executive sessions outside the presence of Fund management and the Adviser.

THE ADVISORS’ INNER CIRCLE FUND II	REAVES UTILITIES AND ENERGY
INFRASTRUCTURE FUND

At the Board meeting, the Trustees, including all of the Independent Trustees, based on their evaluation of the information provided by the Adviser and other service providers of the Fund, renewed the Agreement. In considering the renewal of the Agreement, the Board considered various factors that they determined were relevant, including: (i) the nature, extent and quality of the services provided by the Adviser; (ii) the investment performance of the Fund and the Adviser; (iii) the costs of the services provided and profits realized by the Adviser from its relationship with the Fund, including both direct and indirect benefits accruing to the Adviser and its affiliates; (iv) the extent to which economies of scale are being realized by the Adviser; and (v) whether fee levels reflect any economies of scale being realized by the Adviser for the benefit of Fund investors, as discussed in further detail below.

Nature, Extent and Quality of Services Provided by the Adviser

In considering the nature, extent and quality of the services provided by the Adviser, the Board reviewed the portfolio management services provided by the Adviser to the Fund, including the quality and continuity of the Adviser’s portfolio management personnel and the resources of the Adviser. The Trustees reviewed the terms of the Agreement. The Trustees also reviewed the Adviser’s investment approach for the Fund. The most recent investment adviser registration form (“Form ADV”) for the Adviser was provided to the Board, as was the response of the Adviser to a detailed series of questions which included, among other things, information about the background and experience of the portfolio managers primarily responsible for the day-to-day management of the Fund.

The Trustees also considered other services provided to the Fund by the Adviser such as selecting broker-dealers for executing portfolio transactions, monitoring adherence to the Fund’s investment restrictions, and monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations. Based on the factors above, as well as those discussed below, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of the services provided to the Fund by the Adviser were sufficient to support renewal of the Agreement.

Investment Performance of the Fund and the Adviser

The Board was provided with information regarding the Fund’s performance since the Agreement was last renewed, as well as information regarding the Fund’s performance over other time periods including since its inception. The Trustees also reviewed reports prepared by the Fund’s administrator comparing the Fund’s performance to its benchmark indices and a peer group of mutual

THE ADVISORS’ INNER CIRCLE FUND II	REAVES UTILITIES AND ENERGY
INFRASTRUCTURE FUND

funds as classified by Lipper, an independent provider of investment company data, over various periods of time. Representatives from the Adviser provided information regarding and led discussions of factors impacting the performance of the Fund, outlining current market conditions and explaining their expectations and strategies for the future. Based on this information, the Board concluded, within the context of its full deliberations, that the investment results that the Adviser had been able to achieve for the Fund were sufficient to support renewal of the Agreement.

Costs of Advisory Services, Profitability and Economies of Scale

In considering the advisory fee payable by the Fund to the Adviser, the Trustees reviewed, among other things, a report of the advisory fee paid to the Adviser. The Trustees also reviewed reports prepared by the Fund’s administrator comparing the Fund’s net and gross expense ratios and advisory fees to those paid by a peer group of mutual funds as classified by Lipper. The Board concluded, within the context of its full deliberations, that the advisory fee was reasonable in light of the nature and quality of the services rendered by the Adviser.

The Trustees reviewed the costs of services provided by and the profits realized by the Adviser from its relationship with the Fund, including both direct and indirect benefits accruing to the Adviser and its affiliates. The Trustees noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that the profit margins of the Adviser with respect to the management of the Fund were not unreasonable. The Board also considered the Adviser’s commitment to managing the Fund and its willingness to continue its expense limitation and fee waiver arrangement with the Fund.

The Trustees considered the Adviser’s views relating to economies of scale in connection with the Fund as Fund assets grow and the extent to which any such economies of scale are shared with the Fund and Fund shareholders. The Board considered the existence of any economies of scale and whether those were passed along to the Fund’s shareholders through a graduated advisory fee schedule or other means, including expense limitation and fee waiver arrangements. The Trustees recognized that economies of scale are difficult to identify and quantify and are rarely identifiable on a fund-by-fund basis. Based on this evaluation, the Board was unable to conclude that economies of scale, if any, were not appropriately shared with the Fund.

Based on the Board’s deliberations and its evaluation of the information described above and other factors and information it believed relevant, the Board,

THE ADVISORS’ INNER CIRCLE FUND II	REAVES UTILITIES AND ENERGY
INFRASTRUCTURE FUND

including all of the Independent Trustees, unanimously concluded that the terms of the Agreement, including the fees payable there-under, were fair and reasonable and agreed to renew the Agreement for another year. In its deliberations, the Board did not identify any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

Reaves Utilities and Energy Infrastructure Fund

P.O. Box 219009

Kansas City, MO 64121-9009

Investment Adviser:

W.H. Reaves & Co, Inc.

10 Exchange Place

18th Floor

Jersey City, NJ 07302

Distributor:

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

Administrator:

SEI Investments Global Funds Services

One Freedom Valley Drive

Oaks, PA 19456

Legal Counsel:

Morgan, Lewis & Bockius LLP

1701 Market Street

Philadelphia, PA 19103-2921

Independent Registered Public Accounting Firm:

Ernst & Young, LLP

2005 Market Street, Suite 700

Philadelphia, PA 19103

This information must be preceded or accompanied by a current prospectus for the Fund.

WHR-SA-001-1000

Item 2.	Code of Ethics.

Not applicable for semi-annual report.

Item 3.	Audit Committee Financial Expert.

Not applicable for semi-annual report.

Item 4.	Principal Accountant Fees and Services.

Not applicable for semi-annual report.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.	Schedule of Investments.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable. Effective for closed-end management investment companies for fiscal years ending on or after December 31, 2005

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Items	12. Exhibits.

(a)(1) Not applicable for semi-annual report.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an Exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund II

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie
President
Date: April 9, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie
President
Date: April 9, 2014

By (Signature and Title)	/s/ Michael Lawson
Michael Lawson
Treasurer, Controller & CFO
Date: April 9, 2014